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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  March 30, 2000


                      Policy Management Systems Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                 (State or Other Jurisdiction of Incorporation)


         1-10557                                           57-0723125
(Commission File Number)                       (IRS Employer Identification No.)


                          One PMSC Center (PO Box Ten)
                          Blythewood, SC (Columbia, SC)
                                  29016 (29202)
                    (Address of Principal Executive Offices)


                                 (803) 333-4000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM  5.     OTHER  EVENTS.

             On March 30, 2000, Policy Management Systems Corporation ("PMSC") and Politic Acquisition Corp. ("Acquisition"), an affiliate of Welsh, Carson, Anderson & Stowe, entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, subject to the terms and conditions set forth therein, Acquisition will merge into PMSC. Under the terms of the Merger Agreement, between 75% to 93% of the outstanding PMSC common stock will be converted into the right to receive $14 in cash per share. The exact percentage will be determined by an election procedure under which PMSC's stockholders can elect cash or stock. PMSC's existing stockholders will retain the remaining shares.

             The merger is expected to be completed during the second or third quarter of 2000 and is subject to approval by PMSC's shareholders, the receipt of financing and other customary conditions.

             In the event the merger agreement is terminated under certain circumstances, PMSC has agreed to pay Acquisition a termination fee of $19 million plus expenses of up to $5 million.

             The foregoing description is qualified in its entirety by reference to the text of the Merger Agreement which is filed as exhibit 99.1 hereto.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

             (c)  Exhibits.

             99.1 Agreement and Plan of Merger, dated as of March 30, 2000, between Policy Management Systems Corporation and Politic Acquisition Corp.

             99.2 Press release issued by Policy Management Systems Corporation on March 30, 2000.

             99.3 Letter agreement dated March 30, 2000, among Welsh, Carson, Anderson & Stowe VIII, L.P., and Policy Management Systems Corporation

             99.4 Letter agreement dated March 30, 2000, among Welsh, Carson, Anderson & Stowe VIII, L.P., and Politic Acquisition Corp.

             99.5 Letter agreement dated March 30, 2000, among WCAS Capital Partners III, L.P., and Politic Acquisition Corp.

             99.6 Letter agreement dated March 30, 2000, among Welsh, Carson, Anderson & Stowe VIII, L.P. and DLJ Capital Funding Corp.


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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     POLICY  MANAGEMENT  SYSTEMS
                                                         CORPORATION


Date:     March  31,  2000                           By: /s/ G. Larry Wilson
                                                        ------------------------
                                                     Name:  G.  Larry  Wilson
                                                     Title:  Chairman, President
                                                     and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit  No.  Description
------------  -----------

99.1 Agreement and Plan of Merger, dated as of March 30, 2000, between Policy Management Systems Corporation and Politic Acquisition Corp.

99.2 Press release issued by Policy Management Systems Corporation on March 30, 2000

99.3 Letter agreement dated March 30, 2000, among Welsh, Carson, Anderson & Stowe VIII, L.P., and Policy Management Systems Corporation

99.4 Letter agreement dated March 30, 2000, among Welsh, Carson, Anderson & Stowe VIII, L.P., and Policy Management Systems Corporation

99.5 Letter agreement dated March 30, 2000, among WCAS Capital Partners III, L.P., and Policy Management Systems Corporation

99.6          Letter  agreement  dated  March  30,  2000,  among  Welsh, Carson,
              Anderson


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